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                                                                    EXHIBIT 10.2

                                BIOGEN IDEC INC.


                  2005 Cash Bonus Plan - Material Terms

- The Company's executive officers have the following bonus targets (expressed as a percentage of salary):

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 NAME AND POSITION                               BONUS TARGETS (%)
 William H. Rastetter, Ph.D., Executive                  100
 Chairman
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 James C. Mullen, Chief Executive                        100
 Officer and President
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 Burt A. Adelman, M.D., Executive Vice                   50
 President, Development
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 Anne Marie Cook, Esq., Acting General                   35
 Counsel
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 John M. Dunn, Esq., Executive Vice                      50
 President, New Ventures
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 Michael Gilman, Ph.D., Executive Vice                   50
 President, Research
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 Peter N. Kellogg, Executive Vice                        50
 President, Finance and Chief Financial
 Officer
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 Connie L. Matsui, Executive Vice                        50
 President, Corporate Strategy and
 Communication
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 Craig E. Schneier, Ph.D., Executive                     50
 Vice President, Human Resources
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 Mark C. Wiggins, Executive Vice                         50
 President, Business Development
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

- 2005 cash bonuses will be based upon a formula that takes into account each executive's performance relative to corporate performance goals and his or her individual performance goals. Actual bonuses will be determined by multiplying the executive's target bonus by the corporate performance factor and then by his or her individual performance factor. Actual bonuses may be higher or lower than the executive's target bonus.

- The corporate performance goals and individual performance goals are weighted by significance to determine the applicable performance factor.



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-     Corporate performance goals and relative weighting (in parentheses) are as follows:

      Revenue growth (25%)

      Earnings per share growth (20%)
      Performance of marketed products (10%)
      Product development pipeline (15%)
      Discovery research (10%)
      Manufacturing capacity/capability (10%)
      Organizational matters (10%)

- Individual performance goals and their relative weights are determined based on the corporate performance goals and each executive's functional area of responsibility.


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